Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                    THIS AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 9, 2011, by and among (a) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”), (b) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”), (c) MARKET STREET FUNDING LLC, a Delaware limited liability company, as assignee of Atlantic Asset Securitization LLC (“Market Street”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Market Street and assignee of Crédit Agricole Corporate and Investment Bank (together with its successors, “PNC” and together with Market Street, the “Market Street Group”), (d) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham” and together with Market Street, the “Conduits”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”), (e) PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Market Street Group (together with its successors in such capacity, the “Market Street Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and (f) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Market Street Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Fourth Amended and Restated Credit and Security Agreement, dated as of June 11, 2008, by and among the parties hereto as heretofore amended from time to time (the “Existing Agreement,” which, as amended hereby, is hereinafter referred to as the “Agreement”). Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments to Existing Agreement.

1.1. The preamble to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

THIS FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is entered into as of June 11, 2008, by and among:

(1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

(2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer hereunder (in such capacity,

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together with any successor servicer or sub-servicer appointed pursuant to Section 8.1, the “Servicer”),

          (3) MARKET STREET FUNDING LLC, a Delaware limited liability company, as assignee of Atlantic Asset Securitization LLC (“Market Street”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Market Street and assignee of Crédit Agricole Corporate and Investment Bank (together with its successors, “PNC” and together with Market Street, the “Market Street Group”),

          (4) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

          (5) PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Market Street Group (together with its successors in such capacity, the “Market Street Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and

          (6) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Market Street Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), and amends and restates in its entirety that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004 originally by and among the Borrower, the Servicer, Atlantic Asset Securitization LLC, Calyon New York Branch, individually and as a co-agent, Variable Funding Capital Company LLC, and Wachovia Bank, National Association, individually, as a co-agent and as administrative agent, as amended from time to time prior to the date hereof (the “Existing Agreement”).

                    1.2. Annex A to the Existing Agreement is hereby amended to delete in their entirety the definitions of the following terms:

“Atlantic”
“Atlantic Agent”
“Atlantic Allocation Limit”
“Atlantic Fee Letter”
“Atlantic Group”
“Atlantic Group Termination Date”
“Atlantic Liquidity Agreement”
“Atlantic Liquidity Bank”
“Calyon”
“Calyon Roles”
“Crédit Agricole”

                    1.3. Annex A to the Existing Agreement is hereby amended to insert the following new definitions in their appropriate alphabetical order:

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“Market Street” has the meaning provided in the preamble of this Agreement.

“Market Street Agent” has the meaning provided in the preamble of this Agreement.

“Market Street Allocation Limit” has the meaning set forth in Section 1.1(a).

          “Market Street Fee Letter” means that certain Market Street Fee Letter dated as of December 9, 2011 by and among Quest Diagnostics, the Borrower, Market Street, PNC Capital Markets LLC and the Market Street Agent, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Market Street Group” has the meaning provided in the preamble of this Agreement.

“Market Street Group Termination Date” means December 7, 2012.

          “Market Street Liquidity Agreement” means the Liquidity Asset Purchase Agreement dated as of December 9, 2011 among Market Street, the Market Street Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Market Street Liquidity Bank” means any Liquidity Bank that enters into this Agreement and the Market Street Liquidity Agreement.

“Market Street Roles” has the meaning set forth in Section 11.10(a).

“PNC” has the meaning provided in the preamble of this Agreement.

“Specified Government Ineligible” means a Specified Government Receivable that does not meet each of the criteria in clauses (a)-(p) of the definition of “Eligible Participation Interest.”

                    1.4. The definitions of the following defined terms that are currently included in Annex A to the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

“Gotham Group Termination Date” means December 7, 2012.

          “Scheduled Termination Date” means as to each Liquidity Bank, the earlier to occur of December 7, 2012 and the date on which its Liquidity Commitment(s) terminate(s) in accordance with the Liquidity Agreement to which it is a party.

                    1.5. All remaining references in the Existing Agreement (including, without limitation, Annex A thereto) to any term in column A of the table below are hereby replaced with references to the adjacent term in column B of the table below:

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A	B

“Atlantic”	“Market Street”

“Atlantic Agent”	“Market Street Agent”

“Atlantic Allocation Limit”	“Market Street Allocation Limit”

“Atlantic Fee Letter”	“Market Street Fee Letter”

“Atlantic Group”	“Market Street Group”

“Atlantic Group Termination Date”	“Market Street Group Termination Date”

“Atlantic Liquidity Agreement”	“Market Street Liquidity Agreement”

“Atlantic Liquidity Bank”	“Market Street Liquidity Bank”

“Calyon,” “Crédit Agricole” or “Credit Agricole”	“PNC”

“Calyon New York Branch,” “Crédit Agricole Corporate and Investment Bank New York Branch” or “Credit Agricole Corporate and Investment Bank New York Branch”	“PNC Bank, National Association”

“Calyon Role” or “Calyon Roles”	“PNC Role” or “PNC Roles”

                    1.6. Section 5.1 of the Existing Agreement is hereby deleted in its entirety and replaced with “[Intentionally deleted].”

                    2. Representations.

                    2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

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                    3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions precedent:

          (a) receipt by the Administrative Agent of counterparts of that certain Assignment and Assumption Agreement, dated as of December 9, 2011 (the “Assignment and Assumption”), by and among Atlantic Asset Securitization LLC, Crédit Agricole Corporate and Investment Bank, individually and as a Co-Agent, Market Street Funding LLC, and PNC Bank, National Association, individually and as a Co-Agent, duly executed by the parties thereto, and payment in full of all amounts required to be paid thereunder;

(b) receipt by the Administrative Agent of a Notice of Effectiveness, dated as of December 9, 2011 executed by the Administrative Agent and the Borrower with respect to the Assignment and Assumption;

(c) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto;

(d) receipt by the Gotham Agent of an amended and restated version of the Gotham Fee Letter, duly executed by the parties thereto, together with payment the upfront fee specified therein;

(e) receipt by the Market Street Agent of the Market Street Fee Letter, duly executed by the parties thereto, together with payment the upfront fee specified therein;

(f) receipt by the Market Street Agent of the Market Street Liquidity Agreement, duly executed by each of the parties thereto;

          (g) receipt by the Market Street Agent of opinion reliance letters from Shearman & Sterling LLP and William J. O’Shaughnessy in favor of PNC Bank, National Association, individually and as a Co-Agent, and Market Street Funding LLC, in respect of the opinions delivered in connection with the Existing Agreement and the Sale Agreement;

          (h) receipt by the Administrative Agent of a certificate of an assistant secretary of the Borrower, certifying that (i) the attached copy of the resolutions of its Board of Directors authorizing the execution, delivery and performance of the Transaction Documents remain in full force and effect, (ii) the attached copies of its certificate of incorporation and by-laws remain in full force and effect, (iii) the Borrower remains in good standing in the State of Delaware, and (iv) the names, title and specimen signatures of the Borrower’s officers who are authorized to execute this Amendment and any other Transaction Document;

          (i) receipt by the Administrative Agent of amendments to the Collection Account Agreements with Bank of America, N.A. and PNC, adding additional Collection Accounts thereto, duly executed by each of the parties to such Collection Account Agreements;

          (j) receipt by the Gotham Agent of payment of $1,077,000 of Gotham’s Capital in immediately available funds, and by the Borrower of the proceeds of a Loan from Market Street in the amount of $1,077,000; and

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(k) receipt by the Agents of payment of the reasonable fees and disbursements of their respective counsel.

                    By their respective signatures on counterparts of this Amendment, each of the parties hereto hereby consents to the payment and Loan described in clause (j) above, provided that after giving effect thereto, each Group’s share of the outstanding principal balance of the Advances will be pro rata with its share of the Aggregate Commitment.

                    4. Miscellaneous.

                    4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                    4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                    4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

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                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef

	Name:	Robert F. O’Keef
	Title:	Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef

	Name:	Robert F. O’Keef
	Title:	Vice President and Treasurer

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Quest Diagnostics Receivables Inc. Amendment No. 4 to Fourth Amended and Restated Credit and Security Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, INDIVIDUALLY

By:	/s/ T. Kobayashi

	Name:	T. Kobayashi
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/ Aditya Reddy

	Name:	Aditya Reddy
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/ Aditya Reddy

	Name:	Aditya Reddy
	Title:	Managing Director

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Quest Diagnostics Receivables Inc. Amendment No. 4 to Fourth Amended and Restated Credit and Security Agreement

GOTHAM FUNDING CORPORATION

By:	/s/ David V. DeAngelis

	Name:	David V. DeAngelis
	Title:	Vice President

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Quest Diagnostics Receivables Inc. Amendment No. 4 to Fourth Amended and Restated Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS MARKET STREET AGENT

By:	/s/ Michael A. Richards

	Name:	Michael A. Richards
	Title:	SeniorVice President
PNC Bank, National Association

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MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn

	Name:	Doris J. Hearn
	Title:	Vice President

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